INVENTORY, NET	6 Months Ended
Jun. 30, 2024
Inventories [Abstract]
INVENTORY, NET	INVENTORY, NET

(US$ MILLIONS)	June 30, 2024	December 31, 2023
Raw materials and consumables	$964	$1,066
Fuel products (1)	596	596
Work in progress	607	564
RTFO certificates	391	367
Finished goods and other (2)	1,336	1,072
Carrying amount of inventories	$3,894	$3,665
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(1)Fuel products that are traded in active markets are purchased with a view to resell in the near future. As a result, inventories of fuel products are recorded at fair value based on quoted market prices.
(2)Finished goods and other primarily comprises finished goods inventory at our advanced energy storage operation and our engineered components manufacturing operation.